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                                                                   EXHIBIT 10.17

                            [FRESENIUS MEDICAL LOGO]

                             C O N F I D E N T I A L

INTERNAL MEMO                                   FRESENIUS MEDICAL CARE
                                                NORTH AMERICA
                                                Corporate Headquarters
                                                Executive Offices

TO:       Rice Powell                           95 Hayden Avenue
                                                Lexington, MA 02420

                                                Phone: (781) 402-9000, Ext. 4202
                                                Fax: (781) 402-9724
FROM:     Ben Lipps

DATE:     October 25, 2002

SUBJECT:  RETENTION BONUS
================================================================================

Rice,

Under your leadership, the Products Division has been a stable and successful part of our business. You have developed a strong management team and led them to meet the challenges in the industry and to focus on supporting FMC's business initiatives. I commend you on your contributions and thank you again for all your hard work and dedication to our success.

In anticipation of continued challenges and achievements, I would like to offer you a retention bonus to ensure your continued contributions to FMC. The total retention bonus would be equal to $300,000. The bonus will be paid over the next three years: $100,000 in November 2003, $100,000 in November 2004 and $100,000
in November 2005 and would be contingent upon your continued employment through November 2005.

Please indicate your acceptance of this retention bonus by signing below and returning a copy of this letter to Brian O'Connell in Human Resources.

As with any compensation plan, this retention bonus is confidential. If you have any questions, please discuss them with Brian O'Connell or me only. I look forward to a continued strong working relationship with you as we face the many challenges ahead.

CONCUR:

/s/ Rice Powell                                       10/15/02
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    Rice Powell                                         Date